EXHIBIT 32.2

Certification of Principal Accounting Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Lori A. Jones, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the year ended September 30, 2007 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: January 14, 2008

/s/ Lori A. Jones
Lori A. Jones
Principal Accounting Officer